EXHIBIT 10.32

                             NOTE PURCHASE AGREEMENT

                            LIBERTY ELECTRIC PA, LLC
                         222 Delaware Avenue, Suite 1452
                              Wilmington, DE 19801

                                                              New York, New York
                                                             as of July 31, 2000

TO THE INSTITUTIONAL LENDERS WHOSE NAMES
APPEAR IN SCHEDULE I AT THE END HEREOF:


Ladies and Gentlemen:

LIBERTY ELECTRIC PA, LLC, a special purpose limited liability company duly formed and validly existing under the laws of the State of Delaware (the BORROWER) hereby agrees with each of you (each an INSTITUTIONAL LENDER and collectively the INSTITUTIONAL Lenders) and each of you hereby agree as follows:

SECTION 1

INTRODUCTORY MATTERS; ISSUANCE OF NOTES

1.1  INTRODUCTORY MATTERS

The Borrower, Liberty Electric Power, LLC, certain lenders and The Chase Manhattan Bank as Administrative Agent are parties to a Master Agreement of even date hereof (as amended, modified or supplemented from time to time, the MASTER AGREEMENT), under which the Borrower has requested that such lenders make the loans and/or provide letters of credit to it as described more specifically in the Master Agreement. The Institutional Lenders are prepared to make the Tranche B Loans on the terms set forth in the Master Agreement, the Note Purchase Agreement and the Notes executed in connection therewith.

Except as otherwise defined herein (including as set forth in Annex 1 herein), capitalized terms used herein shall have the respective meanings assigned thereto in Appendix A of the Master Agreement.

1.2  AUTHORIZATION

The Borrower has duly authorized, in several issues, its senior secured notes due 2026 in an aggregate principal amount of $165,000,000. The Notes shall be substantially in the form of Exhibit A hereto. As used herein, the term NOTES shall include all notes originally issued pursuant to this Agreement and all notes delivered in substitution or exchange for any of said notes pursuant to this Agreement and, where applicable, shall include the singular number as well as the plural. The term NOTE shall mean one of the Notes.

The Notes will be secured by the Collateral, as provided in the Security Documents. The obligations of the Borrower to the Institutional Lenders hereunder and under the Notes are guaranteed by the Project Company pursuant to the Master Agreement.

1.3  ISSUANCE OF NOTES; THE CLOSING

Subject to the terms and conditions of this Agreement and of the Master Agreement, the Borrower shall issue and sell to each Institutional Lender, Notes in an aggregate amount equal to the respective Tranche B Commitment set forth opposite such Institutional Lender's name in Schedule I hereto, and each Institutional Lender severally agrees to purchase such Notes from the Borrower by making Tranche B Loans on the Requested Drawdown Dates up to an aggregate amount for all such Tranche B Loans equal to such Commitment. The closing of the initial issuance of Notes hereunder shall take place at the offices of Freshfields LLP, 520 Madison Avenue, 34th Floor, New York, New York 10022, at 10:00 A.M., New York City time, on the Closing Date. On each Requested Drawdown Date, the Borrower will deliver to each Institutional Lender one or more Notes, registered in such Institutional Lender's name or in the name of such Institutional Lender's nominee, in such denominations, and in the amount of the Tranche B Loans made or to be made by such Institutional Lender on such date, all as specified in Schedule I hereto or as such Institutional Lender may otherwise specify by timely notice to the Borrower (or, in the absence of such notice and if not so specified in Schedule I hereto, one Note registered in such Institutional Lender's name), duly executed and dated the date of such Requested Drawdown Date. On the Conversion Date, the Borrower will deliver to each Institutional Lender a Note (which shall evidence the Applicable Interest Rate for the remaining term of the Tranche B Loans), in replacement of the Notes delivered on each Requested Drawdown Date registered in such Institutional Lender's name or in the name of such Institutional Lender's nominee, in such denominations, and in the amount of all Tranche B Loans made by such Institutional Lender prior to such date, duly executed and dated the date of the Conversion Date.

SECTION 2

COMMITMENTS, AMOUNTS, NOTES; INTEREST; FEES

2.1  LOANS, ALLOCATION OF LOANS

(a) On each Requested Drawdown Date, each Institutional Lender will, subject to the terms and conditions of this Agreement and the Master Agreement, make Tranche B Loans to the Borrower in an amount equal to such Institutional Lender's Pro Rata Share of the aggregate Tranche B Loans to be made by all Institutional Lenders pursuant to this Section 2.1(a) and Section 3.1(b) of the Master Agreement on such Requested Drawdown Date as specified in
     Schedule II hereto; PROVIDED that the aggregate principal amount of all such Loans made by such Institutional Lender shall not exceed such Institutional Lender's Tranche B Loan Commitment; PROVIDED further that the Borrower has delivered a Notice of Borrowing with respect to such Tranche B Loans, appropriately completed, to the Administrative Agent (with a copy to the Collateral Agent) not less than six (6) Business Days prior to the Requested Drawdown Date (or in the case of the initial Tranche B Loans, not less than one (1) Business Day prior to the Requested Drawdown Date).

(b) Other than with respect to the initial Tranche B Loans, if the conditions precedent set forth in Section 5.2 of the Master Agreement have not been satisfied or waived in accordance with the Master Agreement by the applicable Requested Drawdown Date with respect to a Tranche B Loan, each Institutional Lender agrees to deposit its applicable Pro Rata Share of such Tranche B Loan into the Tranche B Escrow Account on the Requested Drawdown Date. Upon satisfaction or waiver of all conditions precedent in accordance with the Master Agreement with respect to such Tranche B Loans, the Collateral Agent shall withdraw such Tranche B Loans from the Tranche B Escrow Account and deposit such amounts into the Construction Account in accordance with the Disbursement Agreement and the Master Agreement.

(c) The Institutional Lenders shall not be obligated to make Tranche B Loans to the Borrower after the Construction Stage Commitment Termination Date and the Tranche B Loan Commitments shall be cancelled on the Construction Stage Commitment Termination Date.

(d) The Tranche B Loans to be made on the Requested Drawdown Dates shall be allocated among all of the Tranche B Loan Commitments on the applicable date in proportion to the respective undrawn amounts thereof.

2.2  NOTES

The Tranche B Loans made by each Institutional Lender shall be evidenced by the Note or Notes delivered to such Institutional Lender pursuant to Section 1.3 hereof or in connection with a transfer pursuant to Section 3 hereof.

2.3  INTEREST

(a) The Borrower promises to pay interest on the Tranche B Loans (including Tranche B Loans the proceeds of which remain in the Tranche B Escrow Account) on each Interest Payment Date at a rate per annum (computed on the basis of the actual number of days elapsed in a 360-day year) on the unpaid principal balance thereof at the Applicable Interest Rate from the Requested Drawdown Date on which such Tranche B Loans are made to but excluding the date such Tranche B Loans are paid in full.

(b) Notwithstanding the foregoing, any payment of principal, interest, fees or other amounts with respect to any Note that is made after the date on which such payment is due shall include interest from and including such due date to but excluding the date such payment is paid in full at the applicable Default Rate.

2.4  FEES

The Borrower shall pay to each Institutional Lender a commitment fee on the daily average unused amount of such Institutional Lender's total Commitments for the period from and after the date hereof to but including the date on which such Commitments are terminated, at a rate per annum equal to 0.375% (computed on the basis of the actual number of days elapsed in a 360-day year). Accrued commitment fees shall be payable on each Interest Payment Date and on the earlier of the date such Commitment is terminated in accordance with Sections
9.1 or 3.2 of the Master Agreement, as the case may be, and the Construction Stage Commitment Termination Date.

2.5  CANCELLATION FEES

Upon any cancellation or reduction of Tranche B Loan Commitments pursuant to
Section 2.1(c) hereof, or pursuant to Section 3.2 or 9.1 of the Master Agreement, the Borrower shall be deemed to have prepaid Notes in an aggregate principal amount equal to the amount of the Tranche B Loan Commitments so reduced or cancelled at such time, and accordingly the Borrower shall pay to each Institutional Lender a commitment termination fee (a COMMITMENT TERMINATION
FEE) with respect to the portion of reduced or cancelled Commitments held by such Institutional Lender equal to the Make-Whole Amount with respect to such portion of reduced or cancelled Commitments determined as if Tranche B Loans had been made to the Borrower as of the date of such cancellation or reduction in the amount of such cancelled or reduced Tranche B Loan Commitments and the amount of such cancelled or reduced Tranche B Loan Commitments were the CALLED PRINCIPAL (as used in the definition of MAKE-WHOLE AMOUNT) and the date of such cancellation or reduction were the SETTLEMENT DATE (as used in the definition of MAKE-WHOLE AMOUNT).

SECTION 3

TRANSFER AND EXCHANGE OF NOTES

3.1  TRANSFER AND EXCHANGE OF NOTES

Upon surrender of any Note at the principal executive office of the Borrower for registration of transfer or exchange, the Borrower shall execute and deliver, at the Borrower's expense, one or more new Notes in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note and shall provide prompt written notice of such action to the Administrative Agent. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit A hereto. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. Notes shall not be transferred in denominations of less than $5,000,000, or to the extent that the amount (computed on the basis of the actual number of days elapsed in a 360-day year) remaining outstanding on such Note is less than $5,000,000, such lesser amount. Other than with respect to a transfer to an Institutional Lender or to an Affiliate of an Institutional Lender, no transfer of any Note may be made prior to the Conversion Date to a transferee with a net worth of less than $100,000,000, without the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed). Each Institutional Lender further agrees, and shall be deemed to have agreed by its acceptance of a Note, that (i) it will not transfer a Note to any transferee unless such transferee (A) has delivered to the Administrative Agent an Administrative Questionnaire, and (B) executes and delivers an Assignment and Acceptance certificate as required under
Section 12.4(b) of the Master Agreement substantially in the form of Exhibit A to the Master Agreement (and the Borrower shall not issue new Notes unless and until it receives such written certification thereof) and (ii) each transfer by an Institutional Lender of its Notes shall be made such that the same percentage of the aggregate Tranche B Loan Commitments of such Institutional Lender shall also be transferred to the Person to whom such Note is transferred (and VICE VERSA). In addition, each Institutional Lender agrees that any Note surrendered for registration of transfer in accordance with this Section 3.1 must be duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof and each Institutional Lender further agrees that it will consult with the Borrower prior to making any transfer of its Notes. The Administrative Agent shall have no duty to monitor or ensure compliance with any restriction on transfer of a Note and shall have no personal liability for registering a Note strictly in accordance with a notice received from the Borrower under this
Section 3.1.

3.2  REPLACEMENT OF NOTES

Upon receipt by the Borrower of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of any Institutional Lender or an institutional investor, notice from such institutional investor of such ownership and such loss, theft, destruction or mutilation), and

(i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (PROVIDED that if the holder of such Note is, or is a nominee for, such Institutional Lender or another institutional investor, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(ii) in the case of mutilation, upon surrender and cancellation thereof,

the Borrower at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 4

PAYMENTS; PREPAYMENTS; COMMITMENT REDUCTIONS

4.1 PREPAYMENTS; COMMITMENT REDUCTIONS

(a) In accordance with Section 3.2 of the Master Agreement, the Borrower may at any time terminate, or from time to time reduce, the Tranche B Loan Commitments and, to the extent required by Section 3.3 of the Master Agreement, shall terminate or reduce such Tranche B Loan Commitments in the manner set forth in the Master Agreement. Any cancellation or reduction of Tranche B Loan Commitments in accordance with Sections 3.2 or 3.3 of the Master Agreement of less than all of such Tranche B Loan Commitments shall be allocated pro rata to the holders thereof and shall reduce pro rata the remaining funding obligations set forth in Schedule II hereto.

(b) In accordance with Section 4.3 of the Master Agreement, the Borrower may, at any time, voluntarily prepay the Tranche B Loans and, to the extent required by Section 4.2 of the Master Agreement, shall prepay such Tranche B Loans in the manner set forth in the Master Agreement. Any prepayment under Section 4.2 of the Master Agreement of the Tranche B Loans shall be allocated ratably among the holders thereof and applied ratably across the maturities therein. Any prepayment under Sections 4.3 of the Master Agreement of less than all of the Tranche B Loans outstanding shall be applied (i) at the option of the Borrower, ratably among the holders thereof and ratably across the maturities therein if such prepayment, when taken with all other prepayments of Tranche B Loans (including prepayments under Section 4.1(c) below) shall be less than or equal to $80,000,000 at such time, and otherwise (ii) in inverse order of maturity.

(c) On each Repayment Date to and including the Repayment Date immediately prior to the Tranche B Final Maturity Date, the Borrower will prepay the principal amount (or such lesser principal amount as shall then be outstanding) of the Notes set forth in Schedule III hereto respectively for such date at the principal amount thereof plus accrued interest and without payment of the Make-Whole Amount or any other premium, PROVIDED that upon any partial prepayment or purchase of such Notes pursuant to Section 4.2 or
     4.3 of the Master Agreement, the principal amount of each scheduled prepayment of the Notes becoming due under this Section 4.1(c) on and after the date of such partial prepayment shall be reduced in the manner set forth in Section 4.1(b) above.

4.2  MATURITY; SURRENDER, ETC.

(a) The Borrower promises to pay the entire outstanding principal amount of the Notes on the Tranche B Final Maturity Date together with accrued interest thereon (computed on the basis of the actual number of days elapsed in a 360-day year).

(b) In the case of each prepayment of Notes pursuant to Section 4 hereof and/or pursuant to Section 4 of the Master Agreement, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and, if applicable, the Make-Whole Amount, if any. From and after such date, unless the Borrower shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Borrower and cancelled and shall not be reissued, and no Note shall be issued in lieu of any paid or prepaid principal amount of any Note.

4.3  NOTICES

In connection with any prepayment under Section 4.2 or 4.3 of the Master Agreement or the reduction or cancellation of Commitments under Section 3.2 or
3.3 thereof, the Borrower shall give written notice thereof to the Administrative Agent, which notice shall be given not less than six (6) Business Days prior to the date fixed for such prepayment. Such notice shall specify the amount so to be prepaid (or the Commitments to be reduced) and the date fixed for such prepayment (or reduction). Upon the giving of such notice, (i) in the case of a prepayment, the principal amount of the Notes so to be prepaid as specified in such notice, together with interest accrued thereon to the date fixed for prepayment, plus, in the case of prepayments pursuant to Section 4.3 of the Master Agreement, any Make-Whole Amount, shall become due and payable on the specified prepayment date and (ii) in the case of a Commitment reduction, the amount of the Commitments designated in such notice shall be reduced, and the fees payable, if applicable, under Section 2.5 hereof in connection with such reduction or cancellation, shall be due and payable on the date of cancellation or reduction specified in such notice. The Borrower shall determine any such Make-Whole Amount or Commitment Termination Fees on the third Business Day prior to the date fixed for any such prepayment (or reduction or cancellation). Two Business Days prior to such prepayment (or reduction or cancellation) date, the Borrower will furnish to the Administrative Agent a certificate signed by a Financial Officer of the Borrower setting forth computations in reasonable detail showing the manner of calculation of such Make-Whole Amount or Commitment Termination Fees.

4.4 PURCHASE OF NOTES

The Borrower will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Borrower will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

SECTION 5

REPRESENTATIONS OF THE INSTITUTIONAL LENDERS

5.1 PURCHASE FOR INVESTMENT

Each Institutional Lender represents that such Institutional Lender is purchasing its Notes hereunder for its own account or for one or more separate accounts maintained by such Institutional Lender and not with a view to the distribution thereof, PROVIDED that the disposition of its or their property at all times shall be within its or their control.

5.2 SOURCE OF FUNDS

Each Institutional Lender represents that at least one of the following statements is an accurate representation as to each source of funds (a SOURCE) to be used by such Institutional Lender to pay the purchase price of the Notes to be purchased by such Institutional Lender hereunder:

(a) the Source is an "insurance company general account" (as the term is defined in Prohibited Transaction Exemption (PTE) 95-60 (issued July 12,
     1995)) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the NAIC ANNUAL STATEMENT)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Institutional Lender's state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Institutional Lender's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as disclosed by such Institutional Lender to the Borrower in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Borrower and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Borrower in writing pursuant to this paragraph
     (d); or

(e)  the Source is a governmental plan; or

(f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Borrower in writing pursuant to this paragraph
     (f); or

(g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 5.2, the terms EMPLOYEE BENEFIT PLAN, GOVERNMENTAL PLAN, PARTY IN INTEREST and SEPARATE ACCOUNT shall have the respective meanings assigned to such terms in Section 3 of ERISA.

5.3  ACCREDITED INVESTOR

Each Institutional Lender represents that such Institutional Lender is an "accredited investor" as the term is defined in Rule 501(a) promulgated under the Securities Act of 1933 as amended.

SECTION 6

HOME OFFICE PAYMENT

Notwithstanding anything to the contrary in this Agreement, the Master Agreement or the Notes, the Borrower will pay, and will instruct the Administrative Agent to pay, all amounts, in accordance with the terms and conditions thereof and hereof, which become due and payable under any Financing Document to any Institutional Lender, at the address for such Institutional Lender, and in the manner, set forth in Schedule I hereof by 11:00 A.M., New York City time, on the date any such amounts become due; or at such other address and in such other manner as such Institutional Lender may designate by notice to the Borrower and the Administrative Agent, without, in the case of payment to any Institutional Lender, presentation or surrender of any Note held by such Institutional Lender. Prior to the sale, transfer or other disposition of any Note, each Institutional Lender will make notation thereon of the portion of the principal amount prepaid and the date to which interest has been paid thereon, or surrender the same in exchange for a Note or Notes aggregating the same principal amount as the unpaid principal amount of the Note so surrendered.

SECTION 7

LIABILITIES OF THE INSTITUTIONAL LENDER

Neither this Agreement nor any disposition of any of the Notes shall be deemed to create any liability or obligation of any Institutional Lender to enforce any provision hereof or of any of the Notes or of any other Financing Document for the benefit or on behalf of any other Person who may be an Institutional Lender.

SECTION 8

TAXES

The Borrower will pay all stamp, documentary or similar taxes which may be payable in respect of the execution, delivery or enforcement of this Agreement (other than the Notes) or of the execution, delivery or enforcement (but not the transfer) of any of the Notes or of any amendment of, or waiver or consent under or with respect to, this Agreement and will save the Institutional Lender harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Borrower under this Section shall survive the payment or prepayment of the Notes.

SECTION 9

MISCELLANEOUS

9.1  RELIANCE ON AND SURVIVAL OF REPRESENTATIONS

All agreements, representations and warranties of the Borrower, herein and in the Master Agreement and in any certificates or other instruments delivered pursuant to any Financing Document shall (i) be deemed to be material and to have been relied upon by the Institutional Lender, notwithstanding any investigation heretofore or hereafter made by the Institutional Lender or on behalf of the Institutional Lender, and (ii) survive the execution and delivery of each Financing Document and the delivery of the Notes to the Institutional Lender, and shall continue in effect so long as any Note is outstanding and thereafter as provided in Section 8 of this Agreement and Section 12.4(c) of the Master Agreement.

9.2  SUCCESSORS AND ASSIGNS

This Agreement shall bind and inure to the benefit of and be enforceable by the Borrower and it's permitted successors and assigns hereunder, the Institutional Lenders and their respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by the Institutional Lenders from time to time.

9.3  COMMUNICATIONS

All notices and other communications provided for in this Agreement shall be sent, if practicable, by (i) confirmed telecopy (if, in the case of notice by telecopier, the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service) or otherwise by overnight courier service prepaid to a Person at its address specified in Section 12.1 of the Master Agreement or as otherwise specified in Schedule I hereto or (ii) by electronic means to the addresses set forth in any written notice delivered in accordance with this Section 9.3, and in each case shall be deemed effective when received. A communication shall be addressed as such, until such time as a Person shall have notified the other parties and holders of Notes of a change of address.

9.4  GOVERNING LAW

This Agreement and the Notes shall be governed by and construed in accordance with the law of the State of New York.

9.5  SUBMISSION TO JURISDICTION

Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Financing Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court (or, to the extent permitted by law, in such Federal court). Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, Administrative Agent or any Institutional Lender may otherwise have to bring any action or proceeding relating to this Agreement or any Financing Document against the Borrower or its properties in the courts of any jurisdiction.

9.6  WAIVER OF VENUE

The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 9.5 hereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

9.7  SERVICE OF PROCESS

Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12.1 of the Master Agreement and in the manner provided in this Section 9.7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

The Borrower and each Institutional Lender irrevocably consents to the service of process out of any of the aforementioned courts referred to in Section 9.5 hereof in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid to each Institutional Lender and the Borrower at the applicable address referred to or referenced in Section 12.1 of the Master Agreement.

9.8  WAIVER OF JURY TRIAL

Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.

9.9  HEADINGS

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

9.10 COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

9.11 SEVERABILITY

In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this Agreement shall become a binding agreement between the Institutional Lender and the Borrower.

Very truly yours,

LIBERTY ELECTRIC PA, LLC
By Columbia Electric Liberty Corporation, a Member Manager


By: _________________________________________
Name:


Acknowledged by:

LIBERTY ELECTRIC POWER, LLC
By Liberty Electric PA, LLC, its sole Member
By Columbia Electric Liberty Corporation, a Member Manager

By Liberty Electric PA, LLC

By Columbia Electric Liberty Corporation,
   Member Manager


By: _________________________________________
Name:

Accepted and Agreed by:

THE INSTITUTIONAL LENDERS


NEW YORK LIFE INSURANCE COMPANY

By:_________________________
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:_________________________
Name:
Title:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (BPF)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (RDI)
By:  Lincoln Investment Management Inc.
Its Attorney-in-Fact


By:_________________________
Name:
Title:

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:_________________________
Name:
Title:


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:_________________________
Name:
Title:



MONUMENTAL LIFE INSURANCE COMPANY

By:_________________________
Name:
Title:

                                     ANNEX I

                  DEFINITIONS; INTERPRETATION OF THIS AGREEMENT

CERTAIN DEFINITIONS

1.1 The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein, including this Agreement, shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and
     (e) the word "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. In addition, as used herein and with reference to Section 1.1 hereof, the following terms shall have the following respective meanings:

     APPLICABLE INTEREST RATE: Each Tranche B Loan will bear interest at a rate equal to the yield to maturity (as reported as of 10:00 AM (New York City time) (or, in the case of the initial Loan, 10:30 AM (New York City time)) on the third Business Day preceding the applicable Requested Drawdown Date on the display designated on "Page PX1" on the Bloomberg Financial Markets Service provided by Bloomberg L.P. (or such other display as may replace Page PX1 on the Bloomberg Financial Markets)) on U.S. Treasury securities bearing interest at 6 1/8% and due August 2029 plus the Applicable Margin. The Applicable Interest Rate on the Tranche B Loans will be reset on the final Requested Drawdown Date as a weighted average blended rate of the Applicable Interest Rates on all Tranche B Loans.

     APPLICABLE MARGIN: The Applicable Margin for each Tranche B Loan shall be 3.25%.

     COMMITMENT TERMINATION FEE has the meaning given to such term in Section
     2.5 hereof.

     DEFAULT RATE: As of any date, for any Tranche B Loan, the Applicable Interest Rate with respect to such Tranche B Loan as of such date plus 2% per annum.

     INTEREST PAYMENT DATE: means each April 15, July 15, October 15 and January 15 of each year, commencing with the first such date after the Closing Date and in each case, if such date is not a Business Day, then on the Business Day immediately following.

     MAKE-WHOLE AMOUNT: With respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, PROVIDED that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          CALLED PRINCIPAL means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 4.3 of the Master Agreement or has become or is declared to be immediately due and payable pursuant to Article IX of the Master Agreement, or is otherwise deemed to be prepaid pursuant to Section 2.5 hereof, as the context requires.

          DISCOUNTED VALUE means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor equal to the Reinvestment Yield with respect to such Called Principal.

          REINVESTMENT YIELD means, with respect to the Called Principal of any Note, 1.0% over the yield to maturity for any prepayment or cancellation made during the period from the date hereof until expiration of the intial Tolling Period (and during any Tolling Period thereafter) and 0.50% over the yield to maturity for any prepayment or cancellation made when a Tolling Period is not in existence implied by
          (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on the Bloomberg Financial Markets service provided by Bloomberg L.P. (or such other display as may replace Page PX1 on the Bloomberg Financial Markets) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the Remaining Average Life.

          REMAINING AVERAGE LIFE means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          REMAINING SCHEDULED PAYMENTS means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 4.3 or Article IX of the Master Agreement or Section 2.5 hereof.

          SETTLEMENT DATE means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 4.3 of the Master Agreement or has become or is declared to be immediately due and payable pursuant to Article IX of the Master Agreement or is otherwise deemed to be prepaid pursuant to
          Section 2.5 hereof, as the context requires.

     NOTES: As defined in Section 1.2 of the Note Purchase Agreement.

     REFERENCE BANKS: Four major banks in the London interbank market selected by the Administrative Agent.

     REPAYMENT DATE means the dates set forth in Schedule III to the Note Purchase Agreement.

     SOURCE has the meaning given to such term in Section 5.2 of the Note Purchase Agreement.

     TRANCHE B ESCROW ACCOUNT has the meaning assigned to such term in the Disbursement Agreement.

     TRANCHE B FINAL MATURITY DATE means April 15, 2026.

     TRANCHE B LOAN COMMITMENT: For each Institutional Lender, the obligation of such Institutional Lender to make Tranche B Loans to the Borrower in the amount set forth opposite the name of such Institutional Lender in the Register (which, in the case of any Institutional Lender initially party hereto, shall be the amount set forth opposite its name under the heading "Commitment" in Schedule I to the Note Purchase Agreement), as such amount may be adjusted from time to time in connection with Sections 3.2 or 3.3 of the Master Agreement or pursuant to any transfer made in accordance with
     Section 12.4 of the Master Agreement and Section 3.1 of the Note Purchase Agreement. On the date of the Note Purchase Agreement, the aggregate principal amount of the Tranche B Loan Commitments shall equal $165,000,000.

                                                                 SCHEDULE I
                  NAMES AND ADDRESSES OF INSTITUTIONAL LENDERS
                                       AND
                                   COMMITMENTS

------------------------------------------------------ -------------------------
                               INSTITUTIONAL LENDER                COMMITMENT
------------------------------------------------------ -------------------------

NEW YORK LIFE INSURANCE COMPANY                                    $19,500,000

(1) All payments by wire or intrabank transfer of immediately available funds to:

Chase Manhattan Bank
New York, New York  10019
ABA No. 021-000-021
Credit:  New York Life Insurance Company
General Account No. 008-9-00687

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

with advice of such payments to:

New York Life Insurance Company
51 Madison Avenue
New York, New York  10010-1603

Attention:     Treasury Department
               Securities Income Section
               Room 209
               Fax #:  (212) 447-4160

(2)      All other communications:

New York Life Insurance Company
51 Madison Avenue
New York, New York  10010

Attention:     Investment Department
               Private Finance Group
               Room 206
               Fax #:  (212) 447-4122

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:     Office of General Counsel
               Investment Section, Room 1107
               Fax #:  (212) 576-8340
------------------------------------------------------ -------------------------
NEW YORK LIFE INSURANCE & ANNUITY CORPORATION                      $10,500,000

(1) All payments by wire or intrabank transfer of immediately available funds to:

Chase Manhattan Bank
New York, New York
ABA No. 021-000-021
Credit:  New York Life Insurance and Annuity Corporation
General Account No. 323-8-47382

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

with advice of such payments to:

New York Life Insurance and Annuity Corporation
c/o New York Life Insurance Company
51 Madison Avenue
New York, New York  10010-1603

Attention:     Treasury Department
               Securities Income Section
               Room 209
               Fax #:  (212) 447-4160

(2)      All other communications:

New York Life Insurance and Annuity Corporation
c/o New York Life Insurance Company
51 Madison Avenue
New York, New York  10010-1603

Attention:     Investment Department
               Private Finance Group
               Room 206
               Fax #:  (212) 447-4122

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:     Office of General Counsel
               Investment Section, Room 1107
               Fax #:  (212) 576-8340

------------------------------------------------------ -------------------------
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (BPF)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (RDI)                  $44,000,000

PRINCIPAL & INTEREST PAYMENTS: (via Fed Wire)                      $ 1,000,000

BANKERS TRUST COMPANY
NEW YORK, NY
ABA #: 021 00 1033
A/C #:  99-911-145
PRIVATE PLACEMENT PROCESSING
FOR FURTHER CREDIT:  SEE ACCOUNT NAME LISTED ABOVE
                     -----------------------------
FURTHER CREDIT CUSTODY A/C:

BPF Custody Account Number - 96229 RDI
Custody Account Number - 98312

(On Wire Reference Security Name/Rate/Maturity/PPN/P=$/I=$

ADDRESS FOR ALL COMMUNICATION AND NOTICE OF PAYMENT:

LINCOLN INVESTMENT MANAGEMENT, INC.
200 EAST BERRY STREET; RENAISSANCE SQUARE
FORT WAYNE, IN  46802
ATTN:  INVESTMENTS/PRIVATE PLACEMENTS
FAX:  (219) 455-5499 - PRIVATE PLACEMENTS

ADDRESS FOR NOTICE OF PAYMENT:

BANKERS TRUST COMPANY
ATTN:  PRIVATE PLACEMENT UNIT
P.O. BOX 998; BOWLING GREEN STATION
NEW YORK, NY  10004
FAX:  (615) 835-2493 - ATTN:  KIM LOUIS -
PRIVATE PLACEMENTS

FORWARD SECURITIES TO:

BANKERS TRUST COMPANY
14 WALL STREET; 4TH FLOOR, WINDOW #44
ATTENTION:  LORRAINE SQUIRES (TEL. 212-618-2200)
MAIL STOP 4049
NEW YORK, NY  10005
(In Cover Letter Reference Account Name(s) and Custody
Account Number(s))
------------------------------------------------------ -------------------------
AMERICAN GENERAL ANNUITY INSURANCE COMPANY                         $25,000,000

All payments to be by wire transfer of immediately available funds, with sufficient information (including
PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

ABA #011000028
State Street Bank and Trust Company
Boston, MA  02101
Re:  American General Annuity Insurance Company
AC-7215-132-7
OBI=PPN # and description of payment
Fund Number PA WE 1B

PAYMENT NOTICES TO:

American General Annuity Insurance Company and PA WE 1B
c/o State Street Bank Corporation
Insurance Services
801 Pennsylvania
Kansas City, MO  64105
Facsimile Number:  (816) 691-3619

DUPLICATE PAYMENT NOTICES AND ALL OTHER CORRESPONDENCES TO:

American General Annuity Insurance Company and PA WE 1B
c/o American General Corporation
Attn:  Investment Research Department, A37-01
P.O. Box 3247
Houston, Texas  77253-3247

Overnight Mail Address:             2929 Allen Parkway, A37-01
                                    Houston, Texas  77019-2155

Facsimile Number:  (713) 831-1366

Tax I.D. Number:  75-0770838
------------------------------------------------------ -------------------------
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY               $10,000,000

All payments to be by wire transfer of immediately available funds, with sufficient information
(including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

ABA #011000028
State Street Bank and Trust Company
Boston, MA  02101
Re:  American General Life and Accident Insurance Company
AC-0125-934-0
OBI=PPN # and description of payment
Fund Number PA 10

PAYMENT NOTICES TO:

American General Life and Accident Insurance Company and PA 10
c/o State Street Bank Corporation
Insurance Services
801 Pennsylvania
Kansas City, MO  64105
Facsimile Number:  (816) 691-3619

DUPLICATE PAYMENT NOTICES AND ALL OTHER CORRESPONDENCES TO:

American General Life and Accident Insurance Company and PA 10
c/o American General Corporation
Attn:  Investment Research Department, A37-01
P.O. Box 3247
Houston, Texas  77253-3247

Overnight Mail Address:             2929 Allen Parkway, A37-01
                                    Houston, Texas  77019-2155

Facsimile Number:  (713) 831-1366

Tax I.D. Number:  62-0306330
------------------------------------------------------ -------------------------
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY                        $10,000,000

All payments to be by wire transfer of immediately available funds, with sufficient information
(including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

ABA #011000028
State Street Bank and Trust Company
Boston, MA  02101
Re:  The Variable Annuity Life Insurance Company
AC-0125-821-9
OBI=PPN # and description of payment
Fund Number PA 54

PAYMENT NOTICES TO:

The Variable Annuity Life Insurance Company and PA 54
c/o State Street Bank Corporation
Insurance Services
801 Pennsylvania
Kansas City, MO  64105
Facsimile Number:  (816) 691-3619

DUPLICATE PAYMENT NOTICES AND ALL OTHER CORRESPONDENCES TO:

The Variable Annuity Life Insurance Company and PA 54
c/o American General Corporation
Attn:  Investment Research Department, A37-01
P.O. Box 3247
Houston, Texas  77253-3247

Overnight Mail Address:             2929 Allen Parkway, A37-01
                                    Houston, Texas  77019-2155

Facsimile Number:  (713) 831-1366

Tax I.D. Number:  74-1625348
------------------------------------------------------ -------------------------
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY                     $11,750,000

PAYMENTS:

All payments on account of the TRANSAMERICA
OCCIDENTAL LIFE INSURANCE COMPANY - STRUCTURED
SETTLEMENTS shall be made by wire transfer of immediately available funds to:

Boston Safe Deposit Trust
ABA# - 011001234
Credit DDA Account #125261
Attn:  MBS Income, cc1253
Custody account # TRAF1505502

For credit to the account of TRANSAMERICA OCCIDENTAL
LIFE INSURANCE COMPANY - STRUCTURED SETTLEMENTS providing sufficient information with description, cusip, principal, and interest with such wire transfer to identify the source and application of funds:

PAYMENT ADVICE AND ORIGINAL NOTE:

All notice of and confirmation of PAYMENT information and the ORIGINAL note should be sent to the following address stating that the certificate is registered in the name of Transamerica Occidental Life Insurance Company -
Structured Settlements.

AEGON USA Investment Management, Inc.
Attn:  Private Placements
4333 Edgewood Road, NE
Cedar Rapids, IA  52499-5112
FAX #:  319-398-8695

OTHER COMMUNICATION:

All other communications including financial statement and reporting should be directed to:

AEGON USA Investment Management, Inc.
Attn:  Director of Private Placements
4333 Edgewood Road NE
Cedar Rapids, IA  52499-5335
FAX # 319-369-2666

and

AEGON USA Investment Management, Inc.
Attn:  Liz Taylor - Private Placements
400 West Market Street
Louisville, KY  40202
FAX # 502-560-2030

------------------------------------------------------ -------------------------
MONUMENTAL LIFE INSURANCE COMPANY                                  $33,250,000

PAYMENTS:

All payments on account of the Monumental Life Insurance
Company shall be made by wire transfer of immediately available funds to:

Citibank, NA
111 Wall Street
New York, NY  10043
ABA #021000089
DDA #36218394
Custody Account No. 847785

for further credit to Monumental Life Insurance Company, providing sufficient information with description, cusip, principal, and interest with such wire transfer to identify the source and application of funds.

PAYMENT ADVICE AND ORIGINAL NOTE:

All notice of and confirmation of PAYMENT information and the ORIGNAL note should be sent to the following address stating that the certificate is registered in the name of Monumental Life Insurance Company.

AEGON USA Investment Management, Inc.
Attn:  Private Placements
4333 Edgewood Road N.E.
Cedar Rapids, IA  52499-5112
FAX # 319-398-8695

OTHER COMMUNICATION:

All other communication including financial statement and reporting should be directed to both:

AEGON USA Investment Management, Inc.
Attn:  Liz Taylor - Private Placements
400 West Market Street
Louisville, KY  40202
FAX # 502-560-2030

and

AEGON USA Investment Management, Inc.
Attn:  Director of Private Placements
4333 Edgewood Road N.E.
Cedar Rapids, IA  52499-5335
FAX # 319-369-2666

------------------------------------------------------ -------------------------

                                   SCHEDULE II


                     SCHEDULE FOR FUNDING OF TRANCHE B LOANS


---------------------------------------------------
Schedule for Funding of Tranche B Loans

---------------------------------------------------
            Date Amount
---------------------------------------------------
    Jul-31, 2000 $            40,700,000
---------------------------------------------------
    Oct-15, 2000 $            33,600,000
---------------------------------------------------
    Jan-15, 2001 $            31,500,000
---------------------------------------------------
    Apr-15, 2001 $            33,600,000
---------------------------------------------------
    Jul-15, 2001 $            20,800,000
---------------------------------------------------
    Oct-15, 2001 $             4,800,000
---------------------------------------------------
           Total $           165,000,000
---------------------------------------------------

                                  SCHEDULE III

                  AMORTIZATION SCHEDULE FOR THE TRANCHE B LOANS

----------------------------------------------------------------------------------------------------------
                                                           Payment on each date of     Percentage
----------------------------------------------------------------------------------------------------------
              15 July 2012, 15 Oct 2012, 15 Jan 2013        $       3,200,000           5.8182%
------------------------------------------------------------------------------------------------
  15 Apr 2013, 15 Jul 2013, 15 Oct 2013, 15 Jan 2014        $       3,400,000           8.2424%
------------------------------------------------------------------------------------------------
  15 Apr 2014, 15 Jul 2014, 15 Oct 2014, 15 Jan 2015        $       3,600,000           8.7273%
------------------------------------------------------------------------------------------------
  15 Apr 2015, 15 Jul 2015, 15 Oct 2015, 15 Jan 2016        $       3,800,000           9.2121%
------------------------------------------------------------------------------------------------
  15 Apr 2016, 15 Jul 2016, 15 Oct 2016, 15 Jan 2017        $       3,700,000           8.9697%
------------------------------------------------------------------------------------------------
  15 Apr 2017, 15 Jul 2017, 15 Oct 2017, 15 Jan 2018        $       2,500,000           6.0606%
------------------------------------------------------------------------------------------------
  15 Apr 2018, 15 Jul 2018, 15 Oct 2018, 15 Jan 2019        $       2,400,000           5.8182%
------------------------------------------------------------------------------------------------
  15 Apr 2019, 15 Jul 2019, 15 Oct 2019, 15 Jan 2020        $       2,400,000           5.8182%
------------------------------------------------------------------------------------------------
  15 Apr 2020, 15 Jul 2020, 15 Oct 2020, 15 Jan 2021        $       2,400,000           5.8182%
------------------------------------------------------------------------------------------------
  15 Apr 2021, 15 Jul 2021, 15 Oct 2021, 15 Jan 2022        $       2,500,000           6.0606%
------------------------------------------------------------------------------------------------
  15 Apr 2022, 15 Jul 2022, 15 Oct 2022, 15 Jan 2023        $       2,600,000           6.3030%
------------------------------------------------------------------------------------------------
  15 Apr 2023, 15 Jul 2023, 15 Oct 2023, 15 Jan 2024        $       2,700,000           6.5455%
------------------------------------------------------------------------------------------------
  15 Apr 2024, 15 Jul 2024, 15 Oct 2024, 15 Jan 2025        $       2,900,000           7.0303%
------------------------------------------------------------------------------------------------
  15 Apr 2025, 15 Jul 2025, 15 Oct 2025, 15 Jan 2026        $       3,100,000           7.5152%
------------------------------------------------------------------------------------------------
                                         15 Apr 2026        $       3,400,000           2.0606%
------------------------------------------------------------------------------------------------
                                                    Total   $    165,000,000          100.0000%
------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A

                                  FORM OF NOTE


                            LIBERTY ELECTRIC PA, LLC


                       SENIOR SECURED NOTE DUE APRIL 2026
                                   PPN [_____]


No. [____]
$[_____]                                                     [Date of Borrowing]
                                                              New York, New York

LIBERTY ELECTRIC PA, LLC a special purpose limited liability company duly formed and validly existing under the laws of the State of Delaware (the BORROWER), for value received, hereby promises to pay to [NAME OF INSTITUTIONAL LENDER] or registered assigns (the INSTITUTIONAL LENDER), on the Tranche B Final Maturity Date (as defined in the Note Purchase Agreement referred to below), the principal sum of [_______] DOLLARS (or such lesser amount as shall equal the aggregate unpaid principal amount of all Tranche B Loans (as defined in the Note Purchase Agreement referred to below) made by the Institutional Lender to the Borrower under the Note Purchase Agreement referred to below and evidenced by this Note) and to pay interest (computed on the basis of the actual number of days elapsed in a 360-day year) at the Applicable Interest Rate (as defined in the Note Purchase Agreement referred to below) on the unpaid principal hereof from the date of each such Tranche B Loan, payable on each Interest Payment Date (as defined in the Note Purchase Agreement referred to below), until such principal sum shall have become due and payable (whether at maturity, at a required prepayment date or otherwise), and to pay on demand, or otherwise on the next Interest Payment Date, interest on any overdue principal and on any premium or Make-Whole Amount (as defined in the Note Purchase Agreement) and, to the extent permitted by applicable law, on any overdue interest, from the due date thereof, at the Default Rate (as defined in the Note Purchase Agreement referred to below) until the obligation of the Borrower with respect to the payment thereof shall be discharged. In addition, this Note shall be subject to, and the Institutional Lender shall be entitled to the benefit of, the guarantee from Liberty Electric Power, LLC of the due and punctual payment of the principal of, Make Whole Amount (as defined in the Note Purchase Agreement), if any, and interest on this Note made under Article 10 of the MASTER AGREEMENT (as defined in the Note Purchase Agreement referred to below). Subject to Section 6 of the Note Purchase Agreement referred to below, payments of principal, Make-Whole Amount, interest and any other amounts due in respect of this Note shall be made at the principal office of the Administrative Agent (as defined by reference in the Note Purchase Agreement referred to below) in New York, New York.

This Note is one of the Senior Secured Notes due April 2026 of the Borrower, issued pursuant to a Note Purchase Agreement dated as of July 31, 2000 entered into by the Borrower with the Institutional Lenders identified therein (the NOTE PURCHASE AGREEMENT). This Note is secured pursuant to certain Security Documents (as defined by reference in the Note Purchase Agreement). Subject to the terms of said Note Purchase Agreement, the holder of this Note, or the Administrative Agent on its behalf, is entitled to enforce the provisions of such Note Purchase Agreement and such Security Documents and to enjoy the benefits thereof.

The date and amount of each payment made on account of principal hereof, shall be recorded by the Institutional Lender on its books and, prior to any transfer of this Note, endorsed by the Institutional Lender hereon PROVIDED that the failure of the Institutional Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under this Note, the Note Purchase Agreement or the Master Agreement in respect of the Tranche B Loans made by the Institutional Lender.

This Note is subject to required prepayment by the Borrower on the dates and in the amounts specified in the Note Purchase Agreement and the Master Agreement. The Borrower may at its election prepay this Note, in whole or in part, as provided in the Note Purchase Agreement and in the Master Agreement. Subject to the terms of the Note Purchase Agreement and the Master Agreement, the maturity hereof may be accelerated following an Event of Default, all as provided in the Master Agreement. Reference is made to the Note Purchase Agreement and to the Master Agreement for the terms and conditions of such provisions as to prepayment and acceleration, including without limitation the payment of breakage costs in connection therewith.

Transfer of this Note is registrable on the Register of the Borrower maintained pursuant to Section 12.4(f) of the Master Agreement, upon presentation at the principal executive office of the Borrower, accompanied by a written instrument of transfer in accordance with the Note Purchase Agreement and the Master Agreement, duly executed by, or on behalf of, the holder hereof. This Note may also be exchanged at such offices for one or more Notes in any authorized denominations, as requested by the holder, of a like aggregate unpaid principal amount.

Prior to due presentment for registration of transfer, the Borrower and any agent of the Borrower and said Administrative Agent may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment of principal and premium, if any, and interest as herein provided and for all other purposes.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

LIBERTY ELECTRIC PA, LLC



By____________________________
Title:

                                                                     EXHIBIT A-1



                                FORM OF GUARANTEE

                            CERTIFICATE OF GUARANTEE



For value received, the undersigned hereby unconditionally and irrevocably guarantees to the holder of the foregoing Note the due and punctual payment of the principal of, Make Whole Amount, if any, and interest on said Note, as more fully provided in the Note and Article 10 of the Master Agreement referred to in said Note.





LIBERTY ELECTRIC POWER, LLP



By:  _________________________

Title:

                                                                  Execution Copy

                                  JULY 31, 2000













                            LIBERTY ELECTRIC PA, LLC

















================================================================================

                             NOTE PURCHASE AGREEMENT


================================================================================

                                  $165,000,000

                          SENIOR SECURED NOTES DUE 2026

                                    CONTENTS


CLAUSE                                                                     PAGE

1    INTRODUCTORY MATTERS; ISSUANCE OF NOTES................................1

     1.1    Introductory Matters............................................1
     1.2    Authorization...................................................1
     1.3    Issuance of Notes; the Closing..................................1

1.   COMMITMENTS, AMOUNTS, NOTES; INTEREST; FEES............................1

      2.1   Loans, Allocation of Loans......................................1
      2.2   Notes...........................................................1
      2.3   Interest........................................................1
      2.4   Fees............................................................1
      2.5   Cancellation Fees...............................................1

1.    TRANSFER AND EXCHANGE OF NOTES........................................1

      3.1   Transfer and Exchange of Notes..................................1
      3.2   Replacement of Notes............................................1

1.    PAYMENTS; PREPAYMENTS; COMMITMENT REDUCTIONS..........................1

      4.1   Prepayments; Commitment Reductions..............................1
      4.2   Maturity; Surrender, Etc........................................1
      4.3   Notices.........................................................1
      4.4   Purchase of Notes...............................................1

1.    REPRESENTATIONS OF THE INSTITUTIONAL LENDERS..........................1

      5.1   Purchase for Investment.........................................1
      5.2   Source of Funds.................................................1
      5.3   Accredited Investor.............................................1

1.    HOME OFFICE PAYMENT...................................................1

2.    LIABILITIES OF THE INSTITUTIONAL LENDER...............................1

3.    TAXES.................................................................1

4.    MISCELLANEOUS.........................................................1

      9.1   Reliance on and Survival of Representations.....................1
      9.2   Successors and Assigns..........................................1
      9.3   Communications..................................................1
      9.4   Governing Law...................................................1
      9.5   Submission to Jurisdiction......................................1
      9.6   Waiver of Venue.................................................1
      9.7   Service of Process..............................................1
      9.8   Waiver of Jury Trial............................................1
      9.9   Headings........................................................1
      9.10     Counterparts.................................................1
      9.11     Severability.................................................1

ANNEX I             DEFINITIONS

SCHEDULE I      -   NAMES AND ADDRESSES OF INSTITUTIONAL LENDERS

SCHEDULE II     -   SCHEDULE OF FUNDING OF TRANCHE B LOANS

SCHEDULE III    -   AMORTIZATION SCHEDULE FOR THE TRANCHE B LOANS

EXHIBIT A       -   FORM OF NOTE

EXHIBIT A-1     -   FORM OF GUARANTEE

AMENDMENT TO THE NOTE PURCHASE AGREEMENT dated as of February 6, 2001 between LIBERTY ELECTRIC PA, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the BORROWER) and each of the Institutional Lenders signatory to the Note Purchase Agreement referred to below (the INSTITUTIONAL LENDERS).

The Borrower and the Institutional Lenders are party to a Note Purchase Agreement dated as of July 31, 2000 (as amended, supplemented and otherwise modified and in effect immediately prior to the effectiveness of the waiver contemplated hereby, the NOTE PURCHASE AGREEMENT).

The Borrower, Liberty Electric Power, LLC, the Lenders (as defined in the Master Agreement referred to herein) and the Administrative Agent are party to a Master Agreement dated as of July 31, 2000 (as amended, supplemented and otherwise modified, the MASTER AGREEMENT).

The Borrower has requested that the Institutional Lenders agree, and the Institutional Lenders party hereto are willing, to amend the Note Purchase Agreement all on the terms and conditions of this Amendment.

Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS

1. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Master Agreement, as amended hereby. In addition, as used herein, AMENDMENT EFFECTIVE DATE means the first date on which all of the conditions to effectiveness set forth in Section 4 shall have been satisfied.

AMENDMENTS

2. Subject to the satisfaction of the conditions to effectiveness specified in
Section 4 hereof, but with effect on and after the date hereof, Schedule II of the Note Purchase Agreement shall be amended by changing the third drawdown date in such Schedule from January 31, 2001 to February 9, 2001.

REPRESENTATIONS AND WARRANTIES

3.   The Borrower represents and warrants to the Institutional Lenders that:

(a) this Amendment has been duly and validly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms; and

(b) after giving effect to this Amendment (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Borrower in Article VI of the Master Agreement and in each of the other Transaction Documents to which it is a party, are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

It shall be an Event of Default for all purposes of the Master Agreement, as amended hereby, if any representation, warranty or certification made by the Borrower in this Amendment shall prove to have been false or misleading as of the time made or furnished in any material respect.

CONDITIONS TO EFFECTIVENESS

4. The amendments to the Note Purchase Agreement set forth in this Amendment shall become effective, as of the date hereof, upon the satisfaction of each of the following conditions to effectiveness (including, without limitation, that each document to be received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent):

(a) AMENDMENT. The Institutional Lenders shall have received the Master Agreement Amendment No. 2, duly executed and delivered by each Obligor, each of the Required Lenders, the Majority Lenders under each Loan Agreement, the Administrative Agent and the Collateral Agent.

(b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Borrower in Section 3 hereof shall be true and correct on and as of the Amendment Effective Date with the same force and effect as if made on and as of the Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(c) OTHER DOCUMENTS. The Administrative Agent shall have received such other documents as the Administrative Agent or any Lender or special New York counsel to the Lenders may reasonably request.

DOCUMENTS OTHERWISE UNCHANGED

5. Except as herein provided, the Note Purchase Agreement shall remain unchanged and in full force and effect, and each reference to Note Purchase Agreement, and words of similar import in the Note Purchase Agreement, as each are amended hereby, and other documents to which any Borrower is a party shall be a reference to the Note Purchase Agreement, as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

COUNTERPARTS

6. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

EXPENSES

7. Without limiting its obligations under Section 12.3(a) of the Master Agreement, the Borrower agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Institutional Lenders (including the fees and disbursements of Freshfields Bruckhaus Deringer LLP, special New York counsel to the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

BINDING EFFECT

8. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

GOVERNING LAW

9. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Note Purchase Agreement to be duly executed as of the day and year first above written.


LIBERTY ELECTRIC PA, LLC
By Mid Atlantic Liberty Corporation, a Member Manager


By:
Name:
Title:

NEW YORK LIFE INSURANCE COMPANY



By:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



By:
Title:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (BPF)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (RDI)
By:  Lincoln Investment Management Inc.
Its Attorney-in-Fact


By:
Title:

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY



By:
Title:

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



By:
Title:



MONUMENTAL LIFE INSURANCE COMPANY



By:
Title:

WAIVER NO. 1 TO THE NOTE PURCHASE AGREEMENT dated as of February 6, 2001 between LIBERTY ELECTRIC PA, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the BORROWER) and each of the Institutional Lenders signatory to the Note Purchase Agreement referred to below (the INSTITUTIONAL LENDERS).

The Borrower and the Institutional Lenders are party to a Note Purchase Agreement dated as of July 31, 2000 (as amended, supplemented and otherwise modified and in effect immediately prior to the effectiveness of the waiver contemplated hereby, the NOTE PURCHASE AGREEMENT).

The Borrower, Liberty Electric Power, LLC, the Lenders (as defined in the Master Agreement referred to herein) and the Administrative Agent are party to a Master Agreement dated as of July 31, 2000 (as amended, supplemented and otherwise modified, the MASTER AGREEMENT).

The Borrower has requested that the Institutional Lenders agree, and the Institutional Lenders party hereto are willing, to waive certain notice provisions contained in Section 2.1 of the Note Purchase Agreement, all on the terms and conditions of this Waiver No. 1.

Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS

1. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Note Purchase Agreement and the Master Agreement.


WAIVER

2. With respect to the Requested Drawdown Date of February 9, 2001 only, the Institutional Lenders hereby waive compliance with the provision set forth in
Section 2.1(a) of the Note Purchase Agreement requiring the provision of a Notice of Borrowing with respect to the Tranche B Loans to the Administrative Agent not less than six (6) Business Days prior to the Requested Drawdown Date PROVIDED that such Notice of Borrowing shall be provided to the Administrative Agent not less than 2 Business Days prior to the Requested Drawdown Date.

The foregoing waiver shall not be construed as a waiver of (i) any other provision; or (ii) any provision relating to a Notice of Borrowing made after the date hereof. Such waiver shall not extend to or affect any obligation not expressly waived or impair any right consequent thereon.

REPRESENTATIONS AND WARRANTIES

3.   The Borrower represents and warrants to the Institutional Lenders that:

(a) This Waiver No. 1 has been duly and validly executed and delivered by such Borrower and constitute the Borrower's legal, valid and binding obligations, enforceable against such Borrower in accordance with its terms.

(b) After giving effect to this Waiver No. 1, (i) no Default or Event of Default shall have occurred and be continuing; and (ii) the representations and warranties made by the Borrower in Article 6 of the Master Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

CONDITIONS TO EFFECTIVENESS

4. The waiver provided for in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Waiver No. 1 by the parties hereto.

DOCUMENTS OTHERWISE UNCHANGED

5. Except as herein provided, the Note Purchase Agreement shall remain unchanged and in full force and effect.

EXPENSES

6. Without limiting its obligations under Section 12.3(a) of the Master Agreement, the Borrower agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Institutional Lenders (including the fees and disbursements of counsel to the Institutional Lenders incurred in connection with the negotiation, preparation, execution and delivery of this Waiver No. 1).

BINDING EFFECT

7. This Waiver No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

GOVERNING LAW

8. This Waiver No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver No. 1 to be duly executed as of the day and year first above written.


LIBERTY ELECTRIC PA, LLC
By Mid Atlantic Liberty Corporation, a Member Manager


By:
Name:
Title:

Acknowledged By:

LIBERTY ELECTRIC POWER, LLC
By Liberty Electric PA, LLC, its sole Member
By Mid Atlantic Liberty Corporation, a Member Manager


By:
Name:
Title:

NEW YORK LIFE INSURANCE COMPANY



By:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



By:
Title:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (BPF)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (RDI)
By:  Lincoln Investment Management Inc.
Its Attorney-in-Fact


By:
Title:

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY



By:
Title:

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



By:
Title:



MONUMENTAL LIFE INSURANCE COMPANY



By:
Title: